Loss per share (Tables)	6 Months Ended
Jun. 30, 2022
Earnings per share [abstract]
Schedule of Loss per Share
The following summarizes basic and diluted loss per share for the period:

In thousands of USD, except per share data	For the six-months ended June 30,
	2022	2021
Net loss attributable to ordinary shareholders	(30,426)	(45,118)
Weighted average number of ordinary shares issued and outstanding	35,555,929	19,977,608

Basic and diluted loss per share (in USD)	(0.86)	(2.26)